Common Stock	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Note 8 - Common Stock

During the year ended December 31, 2013, the Company received $67,500 from accredited investors for 270,000 common shares of the Company valued at $0.25 per share. During the year ended December 31, 2012, the Company received $30,000 from an accredited investor for 120,000 common shares of the Company valued at $0.25 per share. The shares totaling 390,000 common shares have not been issued.

During the year ended December 31, 2012, the Company issued 470,000 common shares for services rendered at $0.15 per share to officers, directors and consultants of the Company. The per share price was based on the fair value price, discounted for the lack of market transactions at the time of issuance.

During the year ended December 31, 2011, the Company cancelled 187,500 common shares issued for services rendered at $0.51 per share for the total amount of $95,625, and returned the shares back to treasury.